CVC - OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2017
Cablevision Systems Corporation And Subsidiaries
Schedule of future minimum annual payments for all operating leases
The minimum future annual payments for all operating leases (with initial or remaining terms in excess of one year) during the next five years and thereafter, including pole rentals from January 1, 2017 through December 31, 2021, are as follows:

2017	$57,853
2018	52,206
2019	44,908
2020	41,221
2021	38,697
Thereafter	141,063